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                           16800 DALLAS PARKWAY L.P.               EXHIBIT 99.6

                            Budget Comparison Report

                               NOVEMBER 30, 1997
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                                ACTUAL       BUDGET       VARIANCE      YTD ACTUAL    YTD BUDGET    VARIANCE
INCOME
 Rental Income                $  108,186   $   78,000    $  (30,186)    $  783,744    $  778,000   $   (5,744)
 Operating Exp. Recapture            258            0          (258)        49,104        46,000       (3,104)
 Interest Income                       0            0             0            560             0         (960)
 Miscellaneous Income                 52           50            (2)           399           550          151
                              ----------   ----------    ----------     ----------    ----------   ----------
 TOTAL INCOME                    108,496       78,050       (30,446)       834,207       824,550       (9,557)

NON-RECOVERABLE EXPENSES

ADMINISTRATIVE
 Advertising/Promotional               0            0             0              0         2,000       (2,000)
 Legal/Accounting                  2,625            0         2,625          6,898             0        6,898
 Miscellaneous Admin.                  0            0             0             92             0           92
 Printing                              0            0             0            189             0          189
 Professional Fees                     0            0             0          2,381         2,000          381
                              ----------   ----------    ----------     ----------    ----------   ----------
 TOTAL ADMINISTRATIVE              2,625            0         2,625          9,560         4,000        5,560



UTILITIES
                              ----------   ----------    ----------     ----------    ----------   ----------

REPAIRS & MAINTENANCE
                              ----------   ----------    ----------     ----------    ----------   ----------

 TAXES & INSURANCE
 Other Insurance                       0            0             0          1,208             0        1,208
                              ----------   ----------    ----------     ----------    ----------   ----------
 TOTAL TAXES & INSURANCE               0            0             0          1,208             0        1,208

                              ----------   ----------    ----------     ----------    ----------   ----------
 TOTAL NON-RECOVERABLE EXP         2,625            0         2,625         10,768         4,000        6,768

RECOVERABLE EXPENSES

ADMINISTRATIVE
 Advertising/Promotional               0          100          (100)           615           300          315
 Credit Bureau                         0            0             0            150             0          150
 Miscellaneous Admin.                  8            0             8            111           300         (189)
 Management Fees                   5,422        3,900         1,522         45,361        38,900        6,461
 Postage/Delivery                     15           15             0            262           250           12
 Printing                             15            0            15             90             0           90
 Professional Fees                     0          500          (500)             0         9,000       (9,000)
 Salaries - Administrative         1,200        1,200             0         13,200        13,200            0
 Salaries - Other                    933          950           (17)        10,223        10,150           73
 Payroll Taxes                        84           70            14            965           770          195
 Signage                               0            0             0          2,756           500        2,256
 Supplies                            108           50            58            627           200          427

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                           16800 DALLAS PARKWAY L.P.

                            Budget Comparison Report

                               NOVEMBER 30, 1997


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                               ACTUAL           BUDGET          VARIANCE        YTD ACTUAL       YTD BUDGET        VARIANCE
 Telephone/Pager            $           0   $           48   $          (48)  $          642   $          528   $          114
 Travel/Entertainment                  35                0               35               35                0               35
                            -------------   --------------   --------------   --------------   --------------   --------------
 TOTAL ADMINISTRATIVE               7,820            6,833              987           75,037           74,098              939

UTILITIES
 Electricity                        9,147           11,000           (1,853)         116,063          125,000           (8,937)
 Trash Service                        304              300                4            3,686            3,300              386
 Water/Sewer                          580              600              (20)           6,176            6,650             (474)
                            -------------   --------------   --------------   --------------   --------------   --------------
 TOTAL UTILITIES                   10,031           11,900           (1,869)         125,925          134,950           (9,025)

REPAIRS & MAINTENANCE
 Electrical R&M                       530                0              530            2,886            1,100            1,786
 Elevators                            271              330              (59)           3,478            3,630             (152)
 Garage/Parking Lot                     0                0                0                0            5,000           (5,000)
 HVAC                               2,249            1,000            1,249           31,171           16,250           14,921
 Janitorial                         3,355            3,500             (145)          38,416           38,000              416
 Landscape - Exterior               2,243              936            1,307           15,142           12,660            2,482
 Landscape - Interior                   0                0                0                0              600             (600)
 Maintenance - General                  0              500             (500)           6,334            5,500              834
 Miscellaneous R&M                     80              100              (20)           5,839            1,425            4,414
 Pest/Exterminating                     0                0                0              590              350              240
 Plumbing                             781                0              781            4,444              600            3,844
 Roof Repairs                         447            1,000             (553)           2,247            5,100           (2,853)
 Security/Locks                       326              625             (299)           8,241            6,875            1,366
 Supplies                               0               35              (35)              73              385             (312)
 Window Washing                         0                0                0            1,402            2,500           (1,098)
                            -------------   --------------   --------------   --------------   --------------   --------------
 TOTAL REPAIRS/MAINTENANCE         10,282            8,026            2,256          120,263           99,975           20,288

TAXES & INSURANCE
 Real Estate Taxes                  7,131            6,365              766           78,444           70,013            8,431
 Property Insurance                   235            1,250           (1,015)           7,685           13,750           (6,065)
                            -------------   --------------   --------------   --------------   --------------   --------------
 TOTAL TAXES & INSURANCE            7,366            7,615             (249)          86,129           83,763            2,366

                            -------------   --------------   --------------   --------------   --------------   --------------
 TOTAL RECOVERABLE EXPENSE         35,499           34,374            1,125          407,354          392,786           14,568

                            -------------   --------------   --------------   --------------   --------------   --------------
TOTAL EXPENSES                     38,124           34,374            3,750          418,122          396,786           21,366

                            -------------   --------------   --------------   --------------   --------------   --------------

* NOI BEFORE CAPITAL/DEBT          70,372           43,676          (26,696)         416,085          427,764           11,679
                            =============   ==============   ==============   ==============   ==============   ==============





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